SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12


                          SEL-LEB MARKETING, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


            ---------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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     (1)  Title of each class of securities to which transaction applies:
                                      N/A

     (2)  Aggregate number of securities to which transaction applies:
                                      N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                      N/A

     (4)  Proposed maximum aggregate value of transaction:
                                      N/A

     (5)  Total fee paid:
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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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     (3)  Filing Party:
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     (4)  Date Filed:
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


                     S E L - L E B  M A R K E T I N G, I N C.

                                495 RIVER STREET
                           PATERSON, NEW JERSEY 07524

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  JULY 25, 2001


To the Shareholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Sel-Leb Marketing, Inc. (the "Company") will be held on July 25, 2001 at 10:00 a.m. (local time) at the Company's principal executive offices located at 495 River Street, Paterson, New Jersey 07524, for the following purposes:

     1. To elect eight members to the Board of Directors to serve until the next annual meeting of shareholders and until their respective successors are duly elected and qualified;

     2. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation in order to effect a reverse stock split of the Company's Common Stock, par value $.01 per share, of not greater than one-for-eight; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed June 27, 2001 as the record date for the determination of the shareholders entitled to notice of and to vote at such meeting or any adjournment thereof, and only shareholders of record at the close of business on that date are entitled to notice of and to vote at such meeting.

     A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 IS ENCLOSED HEREWITH.

     You are cordially invited to attend the meeting. Whether or not you plan to attend, you are urged to complete, date and sign the enclosed proxy and return it promptly. If you receive more than one form of proxy, it is an indication that your shares are registered in more than one account, and each such proxy must be completed and returned if you wish to vote all of your shares eligible to be voted at the meeting.

                                            By Order of the Board of Directors,

                                                        Jorge Lazaro
                                                        SECRETARY


Dated:  Paterson, New Jersey
        June 29, 2001


--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT.

     THE ATTACHED PROXY STATEMENT  SHOULD BE READ  CAREFULLY.  SHAREHOLDERS
     ARE URGED TO SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN
     THE UNITED STATES. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED BY GIVING WRITTEN NOTICE TO THE COMPANY. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON THOUGH YOU HAVE PREVIOUSLY SENT
     IN YOUR PROXY.
--------------------------------------------------------------------------------

                     S E L - L E B  M A R K E T I N G, I N C.

                                495 RIVER STREET
                           PATERSON, NEW JERSEY 07524


                          P R O X Y  S T A T E M E N T

     The enclosed proxy is solicited on behalf of the Board of Directors of Sel-Leb Marketing, Inc. (the "Company") pursuant to this proxy statement (to be mailed on or about June 29, 2001) for use at the Annual Meeting of Shareholders to be held at the time and place shown in the attached notice of annual meeting and at any adjournment or postponement thereof (the "Annual Meeting"). Shares represented by properly executed proxies, if returned in time, will be voted at the Annual Meeting as specified or, if not otherwise specified, in favor of the election as directors of the nominees named herein and in favor of the proposal to amend the Certificate of Incorporation in order to effect a reverse stock split. Such proxies are revocable at any time before they are exercised by written notice to the Secretary of the Company or by your requesting the return of the proxy at the Annual Meeting. Any later dated proxies will revoke proxies submitted earlier.

                                   RECORD DATE

     The record date for the determination of holders of common stock, par value $0.01 per share, of the Company ("Common Stock") who are entitled to notice of and to vote at the Annual Meeting is June 27, 2001 (the "Record Date").

                                VOTING SECURITIES

     As of the Record Date, 2,261,018 shares of Common Stock of the Company were outstanding. Holders of record of Common Stock as of the Record Date will be entitled to one vote for each share held. A majority of all shares of Common Stock issued, outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum. Abstentions and broker non-votes are considered present for purposes of determining whether the quorum requirement is met. A broker non-vote occurs when a nominee holds shares for a beneficial owner but cannot vote on a proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner as to how to vote the shares.

     With respect to the matters to come before the shareholders at the Annual Meeting, (i) the election of directors (Proposal No. 1) shall be determined by a plurality of the voting power present in person or represented by proxy at the Annual Meeting and entitled to vote and (ii) the proposal to approve and adopt an amendment to the Company's Certificate of Incorporation to effect a reverse stock split (Proposal No. 2) shall each be determined by the affirmative vote of a majority of the outstanding Common Stock entitled to vote at the Annual Meeting. With respect to the election of directors, only shares that are voted in favor of a particular nominee will be counted towards such nominee's achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee, shares present by proxy where the shareholder properly withholds authority to vote for such nominee, and broker non-votes will not be counted towards such nominee's achievement of a plurality. With respect to Proposal No. 2, shares with respect to which a shareholder abstains from voting or directs his proxy to abstain from voting and shares represented by broker non-votes will have the same effect as votes against the matter since they are not affirmative votes for the matter.

                      PRINCIPAL SHAREHOLDERS OF THE COMPANY

     The following table sets forth, as of the Record Date, the beneficial ownership of shares of Common Stock by (i) each person who is known by the Company to own more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, each nominee for election as a director of the Company and each executive officer of the Company listed in the Summary Compensation Table and (iii) all of the Company's officers and directors as a group:

NAME AND ADDRESS OF             AMOUNT AND NATURE OF
BENEFICIAL OWNER(1)             BENEFICIAL OWNERSHIP(2)            PERCENT OWNED
-------------------             -----------------------            -------------
Harold Markowitz                       379,120(3)                      13.8%
Paul Sharp                             366,313(4)                      13.8%
Jorge Lazaro                           353,570(5)                      12.8%
Jan Mirsky                             237,874(6)                       8.7%
Jack Koegel                            128,063(7)                       4.7%
Stanley R. Goodman                       9,063(8)                        *
Edward C. Ross                           4,063(9)                        *
L. Douglas Bailey                        6,563(10)                       *
All officers and directors
 as a group (8 persons)              1,484,629(3-10)                   54.0%

-------------

*    Less than 1%

(1) The address for each such person is c/o Sel-Leb Marketing, Inc., 495 River Street, Paterson, New Jersey 07524.

(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date of this Proxy Statement upon the exercise of options or warrants. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date of this Proxy Statement have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(3) Includes 33,470 shares of Common Stock issuable upon exercise of options granted to Mr. Markowitz under the Stock Option Plan. Does not include 11,354 shares of Common Stock issuable upon exercise of options granted to Mr. Markowitz under the Stock Option Plan which are not exercisable within 60 days of the date of this Proxy Statement.

(4) Includes 33,470 shares of Common Stock issuable upon exercise of options granted to Mr. Sharp under the Stock Option Plan. Does not include 11,354 shares of Common Stock issuable upon exercise of options granted to Mr. Sharp under the Stock Option Plan which are not exercisable within 60 days of the date of this Proxy Statement.

(5) Includes 33,470 shares of Common Stock issuable upon exercise of options granted to Mr. Lazaro under the Stock Option Plan. Does not include 11,354 shares of Common Stock issuable upon exercise of options granted to Mr. Lazaro under the Stock Option Plan which are not exercisable within 60 days of the date of this Proxy Statement.

(6) Includes (i) 86,622 shares of Common Stock issuable upon exercise of a warrant granted to Mr. Mirsky by the Company and (ii) 151,252 shares of Common Stock issuable upon exercise of options granted to Mr. Mirsky under the Stock Option Plan. Does not include 10,312 shares of Common Stock issuable upon exercise of options granted to Mr. Mirsky under the Stock Option Plan which are not exercisable within 60 days of the date of this Proxy Statement.

(7) Includes 128,063 shares of Common Stock issuable upon the exercise of options granted to Mr. Koegel under the Stock Option Plan. Does not include 11,937 shares of Common Stock issuable upon exercise of options granted to Mr. Koegel under the Stock Option Plan which are not exercisable within 60 days of the date of this Proxy Statement.

(8) Includes 9,063 shares of Common Stock issuable upon exercise of options granted to Mr. Goodman under the Company's 1995 Nonemployee Directors' Stock Option Plan (the "Nonemployee Directors' Plan"). Does not include 963 shares of Common Stock issuable upon exercise of options granted to Mr. Goodman under the Nonemployee Directors' Stock Option Plan which are not exercisable within 60 days of the date of this Proxy Statement.

(9) Includes 4,063 shares of Common Stock issuable upon exercise of options granted to Mr. Ross under the Nonemployee Directors' Plan. Does not include 963 shares of Common Stock issuable upon exercise of options granted to Mr. Ross under the Nonemployee Directors' Stock Option Plan which are not exercisable within 60 days of the date of this Proxy Statement.

(10) Includes 6,563 shares of Common Stock issuable upon exercise of options granted to Mr. Bailey under the Nonemployee Directors' Plan. Does not include 963 shares of Common Stock issuable upon exercise of options granted to Mr. Bailey under the Nonemployee Directors' Stock Option Plan which are not exercisable within 60 days of the date of this Proxy Statement.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     The Board of Directors has nominated the eight individuals whose names are set forth below for election to the Board of Directors, each to hold office until the next Annual Meeting of Shareholders and until his successor is duly elected and qualified. Unless otherwise specified, the enclosed proxy will be voted in favor of the persons named below, all of whom are now directors of the Company. In the event that any of such nominees for election at the Annual Meeting should become unavailable for election for any reason not presently known, it is intended that votes will be cast pursuant to the accompanying proxy for such substitute nominees as the Board of Directors may designate unless the Board of Directors reduces the number of directors. The directors are to be elected by the affirmative vote of the holders of a plurality of the shares of Common Stock entitled to vote and present in person or represented by proxy at the Annual Meeting.

RECOMMENDATION OF BOARD OF DIRECTORS

     The Board of Directors recommends a vote FOR election of the nominees identified below as directors of the Company.

INFORMATION REGARDING NOMINEES

     The information set forth below, furnished to the Board of Directors by the respective individuals, shows as to each nominee for election as a director of the Company (i) his name and age, (ii) his principal position with the Company,
(iii) his principal occupation or employment, if different, and (iv) the month and year in which he began to serve as a director.


NAME AND AGE                     PRINCIPAL OCCUPATION             DIRECTOR SINCE
------------                        OR EMPLOYMENT                 --------------
                                 --------------------

Harold Markowitz (60)    Chairman of the Board of the Company     September 1993

Paul Sharp (51)          President and Chief Executive Officer    December 1994
                         of the Company

Jan S. Mirsky (60)       Executive Vice President - Finance       December 1994
                         of the Company

Jorge Lazaro (52)        Executive Vice President and Secretary   September 1993
                         of the Company

Jack Koegel (49)         Vice Chairman of the Board and Chief     December 1994
                         Operating Officer of the Company

Stanley R. Goodman (71)  Partner, Goodman & Saperstein            December 1994
                         (law firm)

Edward C. Ross (57)      Partner, Finkle, Ross & Rost             December 1994
                         (accounting firm)

NAME AND AGE                     PRINCIPAL OCCUPATION             DIRECTOR SINCE
------------                        OR EMPLOYMENT                 --------------
                                 --------------------

L. Douglas Bailey (59)   President, Bailey & Associates, Inc.     March 1996
                         (consulting firm); President and Chief
                         Executive Officer, Precision Fixtures
                         and Graphics (manufacturing company)


BIOGRAPHICAL INFORMATION REGARDING DIRECTORS

     HAROLD MARKOWITZ, a co-founder of the Company, has been Chairman of the Board of the Company since December 1994. Prior to such time, he served as President and a director of the Company from its inception in September 1993 to December 1994. Mr. Markowitz was also a co-founder of Linette Cosmetics, Inc. ("Linette Cosmetics") and served as a director of Linette Cosmetics from its inception in 1985 until the May 1995 merger of Linette Cosmetics with and into the Company (the "Linette Merger"). In 1986, Mr. Markowitz co-founded Beauty Labs, Inc. ("Beauty Labs"), a publicly-held company which marketed cosmetics and other accessories to mass merchandisers, and served as the Chairman of the Board and a director of Beauty Labs from 1987 to 1991.

     PAUL SHARP has served as Chief Executive Officer of the Company since May 1995 and as President and a director of the Company since December 1994. Mr. Sharp also served as Secretary and Treasurer and a director of Linette Cosmetics from 1990 to December 1994. From 1987 to 1989, Mr. Sharp served as Corporate Vice President of Zayre Corporation, a mass merchandising retailer, where he was responsible for the fragrance, cosmetic and health and beauty product lines. Prior to 1987, Mr. Sharp served in various other capacities at Zayre Corporation and on the Retail Advisory Board of The Gillette Company, a manufacturer of personal care products, and was engaged as a retail marketing consultant for Smith-Kline Beecham Company, a manufacturer of health and beauty aids and pharmaceuticals.

     JAN MIRSKY has served as Executive Vice President-Finance of the Company since January 1995 and as a director of the Company since December 1994 and, from January 1995 to June 1997 served as the Chief Operating Officer of the Company. In addition, he acted as a marketing consultant to the Company from January 1994 to January 1995, at which time he became an employee of the Company. From 1991 to January 1995, Mr. Mirsky was engaged as an independent management, marketing and financial consultant.

     JORGE LAZARO, a co-founder of the Company, has been Executive Vice President of the Company since May 1995 and the Secretary and a director of the Company since its inception in September 1993. Mr. Lazaro also served as the President of the Company from December 1994 to May 1995 and as Treasurer of the Company from its inception to December 1994. Mr. Lazaro was also a co-founder of Linette Cosmetics and served as President and a director of Linette Cosmetics from its inception in 1985 until the Linette Merger, and has served as the Secretary and Treasurer and as a director of Lea Cosmetics, Inc. ("Lea Cosmetics") from its inception in October 1992 until the merger of Lea Cosmetics with and into the Company in August 1995.

     JACK KOEGEL has served as the Vice Chairman of the Company since September 1995, as the Chief Operating Officer of the Company since June 1997 and as a director of the Company since December 1994. From 1993 until September 1995, Mr. Koegel served as President of Retail Concepts 2000, Inc., a retail consulting company founded by him. Mr. Koegel served as President of Twin Valu Stores (a division of Super Valu Inc.) from 1991 to 1993 and as Executive Vice President of ShopKo Stores/Twin Valu Stores (a division of Super Valu Inc.) from 1989 to 1991.

     STANLEY R. GOODMAN has served as Assistant Secretary of the Company since May 1995 and as a director of the Company since December 1994. Since 1989, Mr. Goodman has been a partner at Goodman & Saperstein, a law firm specializing in statutory and regulatory issues concerning pharmaceuticals, cosmetics and related consumer products. He also served as a director and General Counsel of Beauty Labs from 1987 until the time of its merger with Robern Industries, Inc. in 1992.

     EDWARD C. ROSS has served as a director of the Company since December 1994. Mr. Ross has been a partner in the accounting firm of Finkle, Ross & Rost since 1975. He has also been involved as a principal in various start-up companies as well as established operating businesses, ranging in type from manufacturing to real estate to financial consulting. Mr. Ross is a Certified Public Accountant in New York and New Jersey, and is a member of the American Institute of Certified Public Accountants.

     L. DOUGLAS BAILEY has served as a director of the Company since March 1996. Beginning in 1996, Mr. Bailey became the President and Chief Executive Officer of Precision Fixtures and Graphics, a manufacturer of store fixtures, and since 1995 he has served as President of Bailey & Associates, Inc., a consulting firm for the retail industry. Mr. Bailey also serves as a developer for Regent Properties, an industrial property development and management company founded and operated by Mr. Bailey and his wife. From 1993 to 1995, Mr. Bailey served as President of Home Shopping Club, Inc., a subsidiary of Home Shopping Network, Inc. and the operator of Home Shopping Network, a live, customer-interactive retail sales television network, and from 1970 to 1992 served as the Senior Vice President of Eckerd Drug Company, a retail drug store chain. Mr. Bailey also serves as a director of 800 Travel Systems, Inc., a publicly-held discount travel reservations company.

MEETINGS AND COMMITTEES OF THE BOARD

     The Board of Directors of the Company held two meetings during 2000. All directors attended 75% or more of the total number of meetings of the Board and of the committees of which they were members.

     The Executive Committee, the Audit Committee, the Stock Option Committee and the Compensation Committee are the only standing committees of the Board. There is no formal nominating committee; the Board of Directors or the Executive Committee performs this function.

     The Executive Committee, which is currently composed of Mr. Markowitz, its Chairman, and Messrs. Sharp, Mirsky, Lazaro and Koegel, has all the powers of the Board of Directors in the management of the business and affairs of the Company, except as such powers are limited by the New York Business Corporation Law. During 2000, the Executive Committee held two meetings.

     The Audit Committee, which is currently composed of Mr. Ross, its Chairman, and Messrs. Goodman and Mirsky, consults with the auditors of the Company and such other persons as the members deem appropriate, reviews the preparations for and scope of the audit of the Company's annual financial statements, reviews the Company's quarterly financial statements, makes recommendations as to the engagement and fees of the independent auditors, and performs such other duties relating to the financial statements of the Company as the Board of Directors may assign from time to time. The Audit Committee held two meetings during 2000.

     The Stock Option Committee, which is currently composed of Mr. Goodman, its Chairman, and Mr. Ross, has all of the powers of the Board of Directors, including the authority to issue stock or other securities of the Company, in respect of any matters relating to the administration of the Company's stock option plans (other than the grant of options under the Non-Employee Directors'
Plan). The Stock Option Committee held one meeting during 2000.

     The Compensation Committee, which is currently composed of Mr. Markowitz, its Chairman, and Messrs. Goodman and Ross, reviews with the Board of Directors on a periodic basis existing and proposed compensation plans, programs and arrangements for executive officers and other employees. All recommendations regarding compensation arrangements for Mr. Markowitz are made solely by Messrs. Goodman and Ross. The Compensation Committee held two meetings during 2000.

AUDIT COMMITTEE REPORT

     The Board of Directors has adopted a charter for the Audit Committee that sets forth the duties and responsibilities of its members, a copy of which is attached hereto as Annex A.

     The Audit Committee meets with management to review and discuss the audited financial statements. The Audit Committee also conducts discussions with its independent auditors, J.H. Cohn LLP, regarding the matters required by the Statement on Auditing Standards No. 61. As required by Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees," the Audit Committee has discussed with and received the required written disclosures and confirming letter from J.H. Cohn LLP regarding its independence and has discussed with J.H. Cohn LLP its independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000.

     In addition, the Audit Committee periodically meets with management and the independent auditors to discuss the quarterly financial statements contained in the Company's Form 10-QSB filings.

     This Audit Committee Report shall not be deemed incorporated by reference in any document previously or subsequently filed with the Securities and Exchange Commission that incorporates by reference all or any portion of this proxy statement, except to the extent that the Company specifically requests that the Report be specifically incorporated by reference.

     Submitted by the Audit Committee of the Board of Directors: Edward C. Ross, Stanley R. Goodman and Jan S. Mirsky.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires officers and directors of the Company and holders of more than 10% of the Common Stock (collectively, "Reporting Persons") to file reports of ownership and changes in ownership of the Common Stock with the Securities and Exchange Commission within certain time periods and to furnish the Company with copies of all such reports. Based solely on its review of the copies of such reports furnished to the Company by such Reporting Persons or on the written representations of such Reporting Persons that no reports on Form 5 were required, the Company believes that during the year ended December 31, 2000, all of the Reporting Persons complied with their Section 16(a) filing requirements.

DIRECTORS' COMPENSATION

     Each director who is not an employee of the Company was paid $500 for each meeting of the Board of Directors attended by such director during 2000. The Company also reimbursed each such director for all reasonable expenses incurred by him in attending meetings. In addition, non-employee directors of the Company are eligible to participate in the Nonemployee Director's Plan, pursuant to which an aggregate of 75,000 shares of Common Stock may be granted to non-employee directors. Pursuant to such Plan, each non-employee director is automatically granted (i) upon becoming a director of the Company, an option to purchase 1,250 shares of Common Stock and (ii) each year, on the day of the Company's annual meeting of shareholders, an option to purchase 1,250 shares of Common Stock. To date, the Company has granted to Messrs. Bailey, Goodman and Ross, pursuant to the Nonemployee Directors' Plan, options to purchase 7,500 shares, 10,000 shares and 5,000 shares, respectively.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information regarding the compensation in each of the last three fiscal years of the person who served as the Company's Chief Executive Officer during the fiscal year ended December 31, 2000, and the Company's four most highly compensated officers (other than the Chief Executive Officer) who were serving as officers at December 31, 2000 (collectively, the "Named Executive Officers").

                                                                                       LONG TERM COMPENSATION
                                                                               -------------------------------------
                                               ANNUAL COMPENSATION                       AWARDS              PAYOUTS
                                      ---------------------------------------  -------------------------     -------
                                                                               RESTRICTED    SECURITIES
                                                                OTHER ANNUAL      STOCK      UNDERLYING       LTIP       ALL OTHER
NAME AND PRINCIPAL         FISCAL                               COMPENSATION     AWARD(S)      OPTIONS/      PAYOUTS    COMPENSATION
      POSITION              YEAR      SALARY ($)     BONUS ($)       ($)           ($)         SARS(#)         ($)          ($)
-------------------------  ------     ----------     ---------  -------------  ------------  -----------     -------    ------------
Paul Sharp                  2000       125,000         7,500      16,910(1)        -0-           -0-           -0-          -0-
 President and              1999       127,404          -0-       17,665(1)        -0-        27,000(2)        -0-          -0-
 Chief Executive            1998       101,202          -0-        6,104(1)        -0-        30,626(3)        -0-          -0-
 Officer

Harold Markowitz            2000       125,000         7,500      13,234(4)        -0-            -0-          -0-          -0-
 Chairman of the            1999       127,404          -0-       13,153(4)        -0-        27,000(2)        -0-          -0-
 Board                      1998       101,202          -0-       13,085(4)        -0-        30,626(3)        -0-          -0-

Jan S. Mirsky               2000       115,000         6,900       7,200(5)        -0-            -0-          -0-          -0-
 Executive Vice             1999       117,212          -0-        7,200(5)        -0-        80,000(6)        -0-          -0-
 President - Finance        1998        93,106          -0-        6,926(5)        -0-       148,500(7)        -0-          -0-

Jorge Lazaro                2000       125,000         7,500      11,358(8)        -0-             -0-         -0-          -0-
 Executive Vice             1999       127,404          -0-       11,358(8)        -0-        27,000(2)        -0-          -0-
 President and              1998       101,202          -0-       11,358(8)        -0-        30,626(3)        -0-          -0-
 Secretary

Jack Koegel                 2000       100,000         6,000      14,400(9)        -0-             -0-         -0-          -0-
 Vice Chairman of           1999       101,923          -0-       14,400(9)        -0-       69,500(10)        -0-          -0-
 the Board and Chief        1998        80,962          -0-       14,400(9)        -0-      106,750(11)        -0-          -0-
 Operating Officer

----------

(1)  Includes (i) for 2000, 1999, and 1998, $10,892, $10,892, and $6,104,
     respectively, paid by the Company with respect to an automobile for use by Mr. Sharp in connection with his services to the Company, and (ii) for 2000 and 1999, $6,018 and $6,774, respectively, paid by the Company to Mr. Sharp with respect to medical insurance purchased directly by him.

(2) Reflects (i) the January 6, 1999 grant by the Company to Messrs. Sharp, Markowitz and Lazaro of 10,000 options, each with an exercise price of $1.25, (ii) the April 1, 1999 grant by the Company to Messrs. Sharp, Markowitz and Lazaro of 15,000 options, each with an exercise price of $2.375, and (iii) the August 2, 1999 grant by the Company to Messrs. Sharp, Markowitz and Lazaro of 2,000 options, each with an exercise price of $2.50.

(3) On October 8, 1998, (i) the Company granted to each of Messrs. Sharp, Markowitz and Lazaro 25,000 options with an exercise price of $.4375 (the fair market value of the Common Stock on October 8, 1998), and (ii) the Company adjusted the exercise price of 5,626 outstanding options originally granted to each of Messrs. Sharp, Markowitz and Lazaro on December 26, 1996. In connection with such repricing, the Company cancelled the outstanding options, each with an exercise price of $4.00, and granted a corresponding number of new options, each with an exercise price of $.4375.

(4)  Includes for 2000, 1999 and 1998 (i) $11,069, $10,988, and $10,800,
     respectively, paid by the Company with respect to an automobile for use by Mr. Markowitz in connection with his services to the Company and (ii) $2,165, $2,165, and $2,285, respectively, for certain membership fees paid by the Company on behalf of Mr. Markowitz.

(5) Represents amounts paid by the Company with respect to an automobile for use by Mr. Mirsky in connection with his services to the Company.

(6) Reflects (i) the January 6, 1999 grant by the Company to Mr. Mirsky of 10,000 options, with an exercise price of $1.25, (ii) the April 1, 1999 grant by the Company to Mr. Mirsky of 15,000 options, with an exercise price of $2.375, and (iii) the April 1, 1999 and August 2, 1999 adjustments of the exercise price of an aggregate of 58,000 options held by Mr. Mirsky, in connection with which, in each case, the Company cancelled the outstanding options and granted a corresponding number of new options. See "-- Repricing of Certain Options During Fiscal 1999."

(7) On October 8, 1998, the Company granted to Mr. Mirsky 25,000 options each with an exercise price of $.4375 (the fair market value of the Common Stock on October 8, 1998). On October 8, 1998 and November 4, 1998, the Company adjusted the exercise price of an aggregate of 123,500 outstanding options originally granted to Mr. Mirsky. In connection with such repricing, in each case, the Company cancelled the outstanding options and granted a corresponding number of new options.

(8) Represents amounts paid by the Company with respect to an automobile for use by Mr. Lazaro in connection with his services to the Company.

(9)  Includes for 2000, 1999 and 1998 (i) $4,800, $4,800 and $4,800,
     respectively, paid by the Company to Mr. Koegel with respect to medical insurance purchased directly by him and (ii) $9,600, $9,600 and $9,600, respectively, paid by the Company with respect to an automobile for use by Mr. Koegel in connection with his services to the Company.

(10) Reflects (i) the January 6, 1999 grant by the Company to Mr. Koegel of 10,000 options, with an exercise price of $1.25, (ii) the April 1, 1999 grant by the Company to Mr. Koegel of 15,000 options, each with an exercise price of $2.375, (iii) the August 2, 1999 grant by the Company to Mr. Koegel of 2,000 options, each with an exercise price of $2.50, and (iv) the March 2, 1999 and August 2, 1999 adjustments of the exercise price of an aggregate of 42,500 options held by Mr. Koegel, in connection with which, in each case, the Company cancelled the outstanding options and granted a corresponding number of new options. See "-- Repricing of Certain Options During Fiscal 1999."

(11) On October 8, 1998, the Company granted to Mr. Koegel 25,000 options each with an exercise price of $.4375 (the fair market value of the Common Stock on October 8, 1998). On June 4, 1998 and November 4, 1998, the Company adjusted the exercise price of an aggregate of 81,750 outstanding options originally granted to Mr. Koegel. In connection with such repricing, in each case, the Company cancelled the outstanding options and granted a corresponding number of new options.


OPTION/SAR GRANTS DURING FISCAL 2000

     No stock options or stock appreciation rights were granted or issued by the Company during fiscal 2000 to the Named Executive Officers.


AGGREGATED OPTION/SAR EXERCISES DURING FISCAL 2000 AND YEAR END
OPTION/SAR VALUES

     The following table provides information related to options exercised by the Named Executive Officers during fiscal 2000 and the number and value of options and stock appreciation rights held at fiscal year end which are currently exercisable. No stock appreciation rights were exercised during fiscal 2000.

                                                               NUMBER OF SECURITIES               VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS/SARS
                             SHARES                           OPTIONS/SARS AT FY-END                   AT FY-END ($)(1)
                          ACQUIRED ON        VALUE           -------------------------          -------------------------
         NAME             EXERCISE (#)    REALIZED($)        EXERCISABLE UNEXERCISABLE          EXERCISABLE UNEXERCISABLE
         ----             ------------    -----------        ----------- -------------          ----------- -------------
Paul Sharp                    -0-             -0-               33,470       11,354                $6,768       $2,051
Harold Markowitz              -0-             -0-               33,470       11,354                $6,768       $2,051
Jan S. Mirsky(2)              -0-             -0-              151,252       10,312                $6,618       $2,051
Jorge Lazaro                  -0-             -0-               33,470       11,354                $6,768       $2,051
Jack Koegel                   -0-             -0-              128,063       11,937                $6,152       $2,051

----------

(1) The values of Unexercised In-the-Money Options/SARs represents the aggregate amount of the excess of $1.00, the closing sales price for a share of Common Stock on December 29, 2000, over the relevant exercise price of all "in-the-money" options.

(2)  The values listed do not take into account the warrants held by Mr. Mirsky.

REPRICING OF CERTAIN OPTIONS DURING FISCAL 1999

     In March 1999, the Company repriced 12,500 options that had originally been granted in July 1997 to Mr. Koegel, the Vice Chairman of the Board and Chief Operating Officer of the Company. Pursuant to such repricing, the Company cancelled the outstanding options, each with an exercise price of $3.25 per share, and granted a corresponding number of new shares, each with an exercise price of $2.00 per share. In April 1999, the Company repriced 8,000 options that had originally been granted in July 1995 to Mr. Mirsky, the Executive Vice President - Finance of the Company. Pursuant to such repricing, the Company cancelled the outstanding options, each with an exercise price of $3.25 per share, and granted a corresponding number of new shares, each with an exercise price of

$2.375 per share. In August 1999, the Company repriced 30,000 and 50,000 options that had originally been granted to Mr. Koegel in September 1995 and to Mr. Mirsky in July 1995, respectively. Pursuant to such repricing, the Company cancelled the outstanding options, each with an exercise price of $3.75 and $3.25 per share, respectively, and granted a corresponding number of new shares, each with an exercise price of $2.50 per share. On the date of the August 1999 option repricings, the closing sale price of the Common Stock was $2.50. The Board of Directors decided to reprice the foregoing options as a result of a long-term decline in the market price of the Company's Common Stock which the Board believed would make it unlikely that any holder would exercise the options at the then existing exercise price. The Board also believed that the purpose behind its grant of such options -- I.E., to act as additional motivation for the Company's officers -- would be undermined by the decline in the price of the Common Stock to a level substantially below the exercise price of the options.

DESCRIPTION OF STOCK OPTION PLAN

     Pursuant to the Stock Option Plan, as amended, stock options covering an aggregate of 923,134 shares of the Company's Common Stock may be granted to employees (including officers), directors, consultants and other persons who perform substantial services for or on behalf of the Company. The Stock Option Plan is administered by the Stock Option Committee (the "Committee"), which is vested with complete authority to administer and interpret the Stock Option Plan, to determine the terms upon which options may be granted, to prescribe, amend and rescind such interpretations and determinations and to grant options. Under the Stock Option Plan, "incentive stock options" ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), may be granted to employees (including officers), and non-incentive stock options ("Non-incentive Options") may be granted to employees and to other persons (including directors) who perform substantial services for or on behalf of the Company. Incentive Options and Non-incentive Options are collectively referred to herein as "Options."

     The price at which shares covered by an Option granted under the Stock Option Plan may be purchased pursuant thereto shall be determined by the Committee, but shall be no less than the par value of such shares and no less than the Fair Market Value (as hereinafter defined) of such shares on the date of grant; provided, however, that in the case of Incentive Options, if the optionee directly or indirectly beneficially owns more than 10% of the total combined voting power of all of the outstanding voting stock of the Company (a "10% Holder"), the purchase price shall not be less than 110% of the Fair Market Value on the date of grant. As used herein, the term "Fair Market Value" means the last sale price of a share of Common Stock as reported by the principal quotation service on which the Common Stock is listed for the date of grant, if available, or, if the last sale prices are not reported, the mean of the high bid and low asked prices of a share of Common Stock as reported by such principal quotation service for the date of grant; provided, however, that if no such report is available for the date of grant, the Fair Market Value shall be the last sale price or the mean of the high bid and low asked prices, as the case may be, on the day next preceding such day for which there was a report; and provided further, however, that if no such representative quotes are available, the Fair Market Value shall mean the amount determined by the Committee to be the fair market value pursuant to any reasonable method in accordance with applicable regulations of the Internal Revenue Service.

     The purchase price of shares issuable upon exercise of an Option granted under the Stock Option Plan may be paid in cash or by delivery of shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the exercise price of the option. The Company may also loan the purchase price to the optionee, or guarantee third-party loans to the optionee, on terms and conditions acceptable to the Committee.

     Under the Stock Option Plan, the total number of shares for Common Stock for which options may be granted to any one person in any given calendar year may not exceed 37,500. The Stock Option Plan also provides that the aggregate fair market value of the stock with respect to which Incentive Options are first exercisable by any employee during any calendar year under the Stock Option Plan and all other stock option plans of the Company shall not exceed $100,000. To the extent that the Fair Market Value of the stock with respect to which Incentive Options are first exercisable by any employee during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Options which are not Incentive Options. The number of shares covered by an Option is subject to adjustment for stock dividends, stock splits, mergers, consolidations, combinations of shares, reorganizations and recapitalizations.

     The Stock Option Plan provides that Options may be exercised within a period not exceeding ten years after the date of grant, except that the term of any Incentive Options granted to a 10% Holder may not exceed five years from the date of grant. Options are generally non-transferable except by will or by the laws of descent and distribution, and during a participant's lifetime are exercisable only by him or her. In addition, pursuant to the Stock Option Plan, various limitations may apply to the exercise of Options by optionees whose employment is terminated on retirement, disability or otherwise.

     As of December 31, 2000, of the 923,134 shares of Common Stock available for issuance under the Stock Option Plan, 545,758 of such shares are reserved for issuance upon exercise of currently outstanding options. Accordingly, only 377,376 shares of Common Stock are available for future awards under the Stock Option Plan.

EXTENSION OF CERTAIN WARRANTS

     In March 2000, the Company amended the Warrant and Registration Agreement between Mr. Mirsky and the Company, extending the expiration date of 86,622 warrants from March 31, 2000 to April 15, 2001. On April 9, 2001, the expiration date of the warrants was extended to April 15, 2002. The warrants have an exercise price of $1.25 per share after giving effect to the a two-for-one stock split effected by the Company in December 1999.

DESCRIPTION OF EMPLOYMENT AGREEMENTS, SEVERANCE ARRANGEMENTS AND CHANGE OF CONTROL ARRANGEMENTS

     EMPLOYMENT AGREEMENTS WITH MESSRS. MARKOWITZ, SHARP AND LAZARO. On June 30, 1995, the Company entered into identical employment agreements with each of Messrs. Markowitz, Sharp and Lazaro. Pursuant to such agreements, Messrs. Markowitz, Sharp and Lazaro are employed as the Chairman of the Board, the President and Chief Executive Officer, and an Executive Vice President, respectively, of the Company. The agreements provide that such individuals shall devote substantially all of their working time and attention to the business of the Company. Each such agreement has an initial term of five years commencing July 20, 1995, and shall be automatically renewable for successive one-year periods unless either the Company or the employee elects not to renew his employment. Pursuant to the employment agreements, as amended, Messrs. Markowitz, Sharp and Lazaro each received a base salary in 2000 of $125,000, and are each entitled to receive an annual base salary of $125,000 in each year during the remainder of the term of his respective agreement, subject to such increases as shall be approved by the Board of Directors of the Company. The employment agreements also provide that each of Messrs. Markowitz, Sharp and Lazaro will be eligible to participate in any medical insurance, pension, profit sharing or other employment benefit programs generally made available to senior executives of the Company.

     EMPLOYMENT AGREEMENT WITH JAN MIRSKY. On June 30, 1995, the Company entered into an employment agreement with Mr. Mirsky, pursuant to which Mr. Mirsky is employed as the Executive Vice President - Finance of the Company and is to devote substantially all of his working time and attention to the business of the Company. Such agreement, which became effective July 13, 1995, had an initial term of eighteen months, and is automatically renewable for successive one-year periods beginning on January 13th of each year unless either the Company or Mr. Mirsky elects not to renew his employment. The Company renewed the agreement again on January 13, 2000. Pursuant to the employment agreement, as amended, Mr. Mirsky received a base salary in 2000 of $115,000, and is entitled to receive an annual base salary of $115,000 in each year during the remainder of the term of the agreement, subject to such increases as shall be approved by the Board of Directors of the Company. The agreement further provides that Mr. Mirsky will be eligible to participate in any medical insurance, pension, profit sharing or other employment benefit programs generally made available to senior executives of the Company.

     EMPLOYMENT AGREEMENT WITH JACK KOEGEL. Pursuant to the Company's employment agreement with Mr. Koegel, which became effective September 27, 1995, Mr. Koegel is employed by the Company as the Vice Chairman of the Company and, since June 1997, has been employed as the Chief Operating Officer of the Company. The agreement provides that Mr. Koegel is to devote substantially all of his working time and attention to the business of the Company. The agreement provides that services performed by Mr. Koegel shall be rendered in the St. Paul, Minnesota metropolitan area; however, Mr. Koegel and the Company have subsequently mutually agreed that his services shall be performed at the Company's executive offices in Paterson, New Jersey. Such agreement had an initial term of thirty-six months, and is automatically renewable for successive one-year periods beginning on September 23 of each year unless either the Company or Mr. Koegel elects not to renew his employment. The Company renewed the agreement on September 23, 1999. Pursuant to the employment agreement, as amended, Mr. Koegel received a base salary of $100,000 in 2000, and is entitled to receive an annual base salary of $100,000 in each year during the remainder of the term of the agreement, subject to such increases as shall be approved by the Board of Directors of the Company. The agreement further provides that Mr. Koegel will be eligible to participate in any pension, profit sharing or other employment benefit programs generally made available to senior executives of the Company other than medical insurance benefits. However, the agreement provides that the Company will pay Mr. Koegel $400 per month to cover costs incurred by him in purchasing medical insurance directly. In addition, pursuant to the agreement, the Company provides Mr. Koegel with a monthly automobile allowance of $800.

     Pursuant to the employment agreement, Mr. Koegel was granted an option in September 1995 to purchase an aggregate of 93,750 shares of Common Stock at an exercise price of $11.00 per share. On July 15, 1997, the Company adjusted the exercise price of 12,500 of such options to $6.50 per share. On June 4, 1998, the Company adjusted the exercise price of an additional 6,250 of such options to $2.00 per share, and on November 4, 1998, the Company adjusted the exercise price of 63,000 of such options to $3.75 per share. In addition, on November 4, 1998, the Company also adjusted to $3.25 per share the exercise price of the 12,500 options which had been repriced in July 1997 and, subsequent to the end of fiscal 1998, the Company adjusted the exercise price of such options to $2.00 per share. Mr. Koegel's agreement provides that, in the event the Company grants options, either under the Stock Option Plan or any other stock option plan adopted by the Company, to Messrs. Markowitz, Sharp, Mirsky and Lazaro during the term of Mr. Koegel's employment, Mr. Koegel shall be entitled to receive a proportionate amount of additional options on such terms as may be established by the Board of Directors.

     SEVERANCE ARRANGEMENTS. Each of the employment agreements with Messrs. Markowitz, Sharp, Lazaro, Mirsky and Koegel provides that the employee's employment shall terminate (i) for "cause" (as defined in each of the respective agreements), (ii) by reason of the employee's disability, resignation or death,
(iii) upon the expiration of the employment agreement in accordance with its terms or (iv) in the event the employee is no longer employed by the Company after a "Change of Control" (as defined below). Each of the agreements further provides that, in the event the employee's employment terminates for any reason (other than termination without cause or in connection with a Change of Control), the employee shall be entitled to receive his annual base salary, and any expense reimbursements, due and owing to him at the time of such termination. In the event the employee is terminated without cause, the employee shall be entitled to receive annual base salary and expense reimbursements then due and owing to him, as well as a lump-sum severance payment in an amount equal to his then annual base salary for the balance of the term of the employment agreement.

     CHANGE OF CONTROL ARRANGEMENTS. Each of the employment agreements with Messrs. Markowitz, Sharp, Lazaro, Mirsky and Koegel provides that, in the event of a Change of Control of the Company, each such employee will be entitled to receive a lump-sum severance payment equal to three times his then annual base salary if he is discharged for any reason (other than for cause) or terminates his employment for "Good Reason" prior to the first anniversary of such Change of Control, and shall be entitled to receive a lump-sum payment equal to his then annual base salary if he voluntarily leaves the employ of the Company for reasons other than discharge or for Good Reason prior to the first anniversary of such Change of Control. As used in the employment agreements, the term "Change of Control" means (a) any transaction or series of transactions (including, without limitation, a tender offer, merger or consolidation) the result of which is that any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act), other than Messrs. Markowitz, Sharp, Mirsky and Lazaro (and, in the case of Mr. Koegel's employment agreement, Mr. Koegel) or certain related parties and any "person" or "group" solicited by any of such persons or their related parties, (i) becomes the beneficial owner of more than 50% of the total aggregate voting power of all classes of the voting stock of the Company and/or warrants or options to acquire such voting stock, calculated on a fully diluted basis, (ii) acquires all or substantially all of the assets of the Company or (iii) enters into a contract with respect to any of the foregoing, or (b) during any period of two consecutive years, individuals who at the beginning of such period constituted the Company's Board of Directors cease for any reason to constitute a majority of the directors then in office, unless such majority of the directors then in office has been elected or nominated by Messrs. Markowitz, Sharp, Mirsky and Lazaro (and, in the case of Mr. Koegel's employment agreement, Mr. Koegel) or certain related parties. In addition, as used in the agreements, the term "Good Reason" means (i) a change in the status or position of the employee which reflects a change from the status and position(s) as were in effect immediately prior to a Change of Control, (ii) the assignment to the employee of any duties or responsibilities which, in the employee's reasonable judgment, are inconsistent with his status or position(s), (iii) the removal of the employee from his current position or reduction in his pay or requiring him to relocate or (iv) the removal of the employee, without his consent, to any location outside of the New York/New Jersey metropolitan area (or, in the case of Mr. Koegel, the St. Paul, Minnesota metropolitan area) for a continuous period of more than 30 days.


                              CERTAIN TRANSACTIONS

     From time-to-time, the Company transacts business with parties related to the minority stockholders of Ales Signature, Ltd., a New York corporation, 80% of the stock of which is owned by the Company. During 2000 and 1999, the Company purchased inventories at a total cost of approximately $1,440,000 and $1,505,000, respectively, from companies affiliated with the minority stockholders. At December 31, 2000, accounts payable included a total of approximately $17,000 that was related primarily to the purchases of inventories from these related parties. In addition, during 2000, the Company sold merchandise to companies affiliated with minority stockholders aggregating approximately $606,000. At December 31, 2000, accounts receivable included approximately $121,000 due from these related parties. Sales to such companies were not significant in 1999.


                                 PROPOSAL NO. 2

                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                       TO AUTHORIZE A REVERSE STOCK SPLIT

General

     The Board of Directors of the Company has unanimously adopted a resolution approving, and recommending to the Company's shareholders for their approval, a proposed amendment, substantially in the form of Annex B hereto (the "Reverse Stock Split Amendment") relating to Article FOURTH of the Company's Certificate of Incorporation authorizing a reverse stock split of the Common Stock (a "Reverse Stock Split"), which would be effectuated if, and at such time, the Board determines the Reverse Stock Split would then facilitate continued listing of our Common Stock on The Nasdaq SmallCap Market ("Nasdaq").

Reasons for the Reverse Stock Split Amendment

     The Company's Common Stock is listed on Nasdaq. The continued listing requirements of Nasdaq for the Common Stock require a company to maintain, among other things, a minimum bid price per share of $1.00. As of the date of this Proxy Statement, the Company is not in compliance with such requirement. Nasdaq has notified the Company that the Company is required to regain compliance with the minimum bid price requirement by August 9, 2001. The Company is also currently not in compliance with Nasdaq's requirement regarding there being a $1,000,000 minimum market value of public float for a 30 consecutive trading day period. The Company has until August 14, 2001 to regain compliance with the minimum market value of public float rule.

     The Board of Directors believes that the Reverse Stock Split may have the effect of increasing the market price per share of the Common Stock and allowing the Common Stock to continue to be included on the Nasdaq system, although there can be no assurance that the market price of the Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the post-Reverse Stock Split market price can be maintained or that the Company's securities will continue to be included on the Nasdaq system.

     The Board of Directors has determined that continued trading of the Common Stock on the Nasdaq system is in the best interests of the shareholders. If the Company were removed from the Nasdaq system, trading, if any, would thereafter be conducted in the over-the-counter market on an electronic bulletin board established for securities that do not meet the Nasdaq inclusion requirements or in what are commonly referred to as the "pink sheets." As a result, an investor would find it more difficult to dispose of, or to obtain accurate quotations as to the price of, the Common Stock. In addition, if the Common Stock were removed from the Nasdaq system, it would be subject to so-called "penny stock" rules that impose additional sales practice requirements on broker-dealers who sell such securities. Consequently, removal from the Nasdaq system, if it were to occur, could adversely affect the ability or willingness of broker-dealers to sell the Common Stock and the ability of purchasers to sell the Common Stock in the secondary market.

     The Company has requested that Nasdaq continue listing the Company's securities and is soliciting your approval of the Reverse Stock Split in furtherance of this request. There can be no assurance that the Company's securities will continue to be traded on Nasdaq.

Certain Effects of the Reverse Stock Split

     Pursuant to the Reverse Stock Split, each holder of a certain number of shares of Common Stock, par value $.01 per share ("Old Common Stock"), immediately prior to the effectiveness of the Reverse Stock Split would become the holder of one share of Common Stock, par value $.01 per share ("New Common Stock"). The exact number of shares of Old Common Stock required to receive one share of New Common Stock is called the "Authorized Number" and will be determined by the Board of Directors following approval of the Reverse Stock Split based on market conditions, the likely effect of the Reverse Stock Split on the market price of the Common Stock and other relevant factors. In no event, however, will the Authorized Number be greater than eight.

     The Company will not issue fractional shares in connection with the Reverse Stock Split. Instead, holders of Old Common Stock who would otherwise be entitled to receive a fractional share of New Common Stock because they hold a number of shares of Old Common Stock that is not evenly divisible by the Authorized Number will be entitled to receive from the Company a cash payment equal to the fair market value, as determined by the Board of Directors, of any fractional share of New Common Stock resulting from the Reverse Stock Split. The fair market value shall be based on the average of the closing bid prices for the Old Common Stock as reported by the Nasdaq Stock Market on each of the five days preceding the date on which the Reverse Stock Split becomes effective.

     The Company is currently authorized to issue a maximum of 40,000,000 shares of Common Stock and up to 10,000,000 shares of Preferred Stock. As of the date of this Proxy Statement, there were 2,261,018 shares of Common Stock outstanding. Although the number of authorized shares of Common Stock will not change as a result of the Reverse Stock Split, the number of outstanding shares will be reduced to a number that will be approximately equal to (i) the number of shares of Common Stock outstanding immediately prior to the effectiveness of the Reverse Stock Split, divided by (ii) the Authorized Number. In addition, the Company has reserved approximately 1,009,756 shares of Common Stock for issuance upon exercise of outstanding options and warrants and, upon the effectiveness of the Reverse Stock Split, the exercise price and/or conversion rate of such options and warrants will be proportionately adjusted to give effect to the Reverse Stock Split.

     With the exception of the number of outstanding shares, the rights and preferences of the shares of Common Stock prior and subsequent to the Reverse Stock Split will remain the same. After the effectiveness of the Reverse Stock Split, it is not anticipated that the financial condition of the Company, the percentage ownership of management, the number of the Company's shareholders, or any aspect of the Company's business would materially change as a result of the Reverse Stock Split.

     If approved, the Reverse Stock Split may result in some shareholders owning "odd-lots" of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

Certain Federal Income Tax Consequences

     The receipt of New Common Stock solely in exchange for Old Common Stock will not generally result in recognition of gain or loss to the shareholders. The adjusted tax basis of a shareholder's New Common Stock will be the same as the adjusted tax basis of the shares of Old Common Stock exchanged therefor, and the holding period of the New Common Stock will include the holding period of the shares of Old Common Stock exchanged therefor. Shareholders who receive cash in lieu of fractional shares will be treated as if they had received such fractional shares and then sold them to the Company, and such shareholders will recognize gain or loss equal to the difference between the amount of cash received and their basis in the Common Stock exchanged. No gain or loss will be recognized by the Company as a result of the Reverse Stock Split.

     The foregoing discussion summarizing certain federal income tax consequences is based on current law and is included for general information only. Shareholders are urged to consult their own tax advisors as to the federal, state, local and foreign tax effects of the Reverse Stock Split in light of their individual circumstances.

Effectiveness of the Reverse Stock Split

     The Reverse Stock Split, if approved by the Company's shareholders, would become effective upon the filing with the Department of State of the State of New York of a Certificate of Amendment of the Company's Certificate of Incorporation in substantially the form of the Reverse Stock Split Amendment attached to this Proxy Statement as Annex B. The exact timing of the filing of such Certificate of Amendment will be determined by the Board of Directors based upon its evaluation as to when such action will be most advantageous to the Company and its shareholders, and the Board of Directors reserves the right to delay the Reverse Stock Split Amendment for up to twelve months following shareholder approval thereof. In addition, the Board of Directors reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Reverse Stock Split Amendment if, at any time prior to filing such Reverse Stock Split Amendment, the Board of Directors, in its sole discretion, determines that it is no longer in the best interests of the Company and its shareholders.

     The proposed Reverse Stock Split will become effective on the effective date of the filing of the Reverse Stock Split Amendment (the "Effective Date"). Commencing on the Effective Date, each currently outstanding Common Stock certificate will be deemed for all corporate purposes to evidence ownership of the reduced number of shares of Common Stock resulting from the Reverse Stock Split and any cash which may be payable in lieu of fractional shares. As soon as practicable after the Effective Date, shareholders will be notified as to the effectiveness of the Reverse Stock Split and instructed as to how to surrender their certificates representing Old Common Stock in exchange for certificates representing New Common Stock (and, if applicable, cash in lieu of fractional shares). The Company intends to use its transfer agent, Continental Stock Transfer & Trust Company, as its exchange agent in effecting the exchange of certificates following the effectiveness of the Reverse Stock Split.

Dissenters' Rights

     Pursuant to the New York Business Corporation Law, the Company's shareholders are not entitled to dissenters' rights of appraisal with respect to the proposed Reverse Stock Split Amendment.

Vote Required for Approval

     The affirmative vote of the holders of a majority of all outstanding shares of Common Stock entitled to vote at the Annual Meeting, in person or by proxy, is required for approval of the proposed Reverse Stock Split Amendment.

Recommendation of the Board of Directors

     The Company's Board of Directors recommends a vote FOR Proposal No. 2.

                              STOCKHOLDER PROPOSALS

     Shareholder proposals intended to be presented at the next annual meeting of shareholders, to be held in 2002, must be received by the Company at 495 River Street, Paterson, New Jersey 07524, Attention: Secretary by March 1, 2002 to be included in the proxy statement and form of proxy relating to that meeting.

                                    AUDITORS

     Representatives of J.H. Cohn LLP are expected to attend the Annual Meeting and, while they are not expected to make a statement, they will have an opportunity to do so if they desire. They will also be available to respond to appropriate questions.

     AUDIT FEES. The aggregate fees billed by J.H. Cohn LLP for professional services rendered for the audit of the Company's annual financial statements for the 2000 fiscal year and the reviews of the financial statements included in the Company's Form 10-QSBs for the 2000 fiscal year totaled $91,125.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The aggregate fees billed for professional services to financial information systems design and implementation by J.H. Cohn LLP for the 2000 fiscal year totaled $27,841.

     ALL OTHER FEES. There were no fees billed for services rendered by J.H. Cohn LLP for the 2000 fiscal year other than the fees reflected above.

     The Audit Committee has considered whether the provision of services covered in the preceding two paragraphs is compatible with maintaining J.H. Cohn LLP's independence.

                                OTHER INFORMATION

     The cost of soliciting proxies will be borne by the Company. Following the original mailing of proxy soliciting material, regular employees of the Company may solicit proxies by mail, telephone, telegraph and personal interview. Arrangements have been made with brokerage houses and other custodians, nominees and fiduciaries which are record holders of the Company's stock to forward proxy soliciting material and annual reports to the beneficial owners of such stock, and the Company will reimburse such record holders for their reasonable expenses incurred in providing such services. As of the date of this Proxy Statement, the Company has not retained the services of a proxy solicitor to assist in the solicitation of proxies.

     A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 IS ENCLOSED.

                                  OTHER MATTERS

     The Board of Directors is aware of no other matters that are to be presented to shareholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.


                                             By Order of the Board of Directors,

                                                   Jorge Lazaro
                                                   SECRETARY

Dated: Paterson, New Jersey
       June 29, 2001

                                                                         ANNEX A


                             AUDIT COMMITTEE CHARTER


COMPOSITION

There shall be a committee of the board of directors (the "Board") to be known as the audit committee which, no later than June 14, 2001, shall have at least two (2) members, a majority of the members which shall be independent directors, as such term is defined in Marketplace Rule 4200 of the National Association of Securities Dealers, Inc. ("NASD") or successor rule, subject to the exceptions in NASD Marketplace Rule 4350(d)(2), or successor rule.

The Board shall elect or appoint a chairman of the audit committee who will have authority to act on behalf of the audit committee between meetings.

RESPONSIBILITIES

The responsibilities of the audit committee are as follows:

     o Ensure its receipt from the outside auditor of a formal written statement, delineating all relationships between the outside auditor and the company consistent with the Independence Standards Board Standard 1.

     o Actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor and be responsible for taking, or recommending that the board of directors take, appropriate action to oversee the independence of the outside auditor.

     o In view of the outside auditor's ultimate accountability to the Board and the audit committee, as representatives of the shareholders, the audit committee, acting together with the Board, has the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor (or, if applicable, nominate an outside auditor for shareholder approval in any proxy statement).

     o Review with the outside auditor, the company's internal auditor (if any), and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

     o Consider, in consultation with the outside auditor and management of the company, the audit scope and procedures.

     o Review the financial statements contained in the annual report to shareholders, and financial statements contained in the Form 10-QSB quarterly reports, with management and the outside auditor to determine that the outside auditor is satisfied with the disclosure and content of the financial statements to be presented to the shareholders.

     o Meet with the internal auditor (if any), outside auditor or the management privately to discuss any matters that the audit committee, the internal auditor (if any), the outside auditor or the management believe should be discussed privately with the audit committee.

     o    Review and reassess the adequacy of the committee's charter annually.

     o Prepare a report of the audit committee to be included in the company's proxy statement in accordance with applicable Securities and Exchange Commission regulations.

     o Make such other recommendations to the Board on such matters, within the scope of its functions, as may come to its attention and which in its discretion warrant consideration by the Board.

LIMITATIONS

The audit committee is responsible for the duties set forth in this charter but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the audit committee is not of the same quality as the audit performed by the independent accountants. In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

                                                                         ANNEX B

                      FORM OF REVERSE STOCK SPLIT AMENDMENT

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                             SEL-LEB MARKETING, INC.

           Under Section 805 of the New York Business Corporation Law

     The undersigned, being an authorized officer of SEL-LEB MARKETING, INC. (the "Corporation"), does hereby certify:

     FIRST. The name of the Corporation is Sel-Leb Marketing, Inc.

     SECOND. The Certificate of Incorporation was filed by the Department of State on September 21, 1993.

     THIRD. Article Fourth of the Certificate of Incorporation, which sets forth the authorized shares of capital stock of the Corporation, is hereby amended to effect a reclassification of the shares of Common Stock, par value $.01 per share (the "Common Stock"), currently outstanding (the "Old Shares") so that each [Authorized Number] shares of Common Stock issued and outstanding immediately prior to the date of such amendment shall, effective as of the date of such amendment, be reclassified and changed into one share of Common Stock (the "New Shares") (the "Reverse Stock Split"). No fractional shares shall be issued by reason of this change and the Corporation shall pay to holders of Common Stock outstanding immediately prior to the filing of this Certificate of Amendment an amount of cash equal to the product of the fraction of a share of Common Stock to which such holder otherwise would be entitled, multiplied by the fair market value, as determined by the Board of Directors of the Corporation, of a share of Common Stock immediately following the filing of this Certificate of Amendment, which fair market value shall be based on the average of the closing bid prices for the Common Stock as reported by the Nasdaq Stock Market on each of the five days preceding the date on which the Reverse Stock Split becomes effective. As a result of the foregoing reclassification, the 2,261,018 currently issued and outstanding Old Shares will be changed into _________ issued and outstanding New Shares. The 37,738,982 shares of Common Stock currently authorized but unissued shall remain authorized but unissued shares of Common Stock and the amendment shall add ______ unissued shares totaling _______ and each of the shares of Preferred Stock, $.01 par value, currently authorized but unissued shall remain authorized but unissued shares of Preferred Stock. The stated capital of the Corporation resulting from the decrease in the issued and outstanding shares of Common Stock will be reduced from $______ to $______.

     FOURTH. To effectuate the foregoing, the introductory paragraph of Article Fourth of the Certificate of Incorporation, which refers to the authorized shares of the corporation, is amended to read as follows:

     "Fourth. (a) The aggregate number of shares of capital stock which the Corporation shall have authority to issue is Fifty Million (50,000,000), consisting of Forty Million (40,000,000) shares of common stock, par value $0.01 per share ("Common Stock"), and Ten Million (10,000,000) shares of preferred stock, par value $0.01 per share ("Preferred Stock")."

     FIFTH. The foregoing amendment of the Certificate of Incorporation was adopted at a meeting of the Board of Directors, followed by the vote of the holders of a majority of the outstanding shares entitled to vote thereon, at a meeting of the shareholders.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment on _____________________.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                     [FRONT]

PROXY                        SEL-LEB MARKETING, INC.

                               PROXY SOLICITED BY
                THE BOARD OF DIRECTORS OF SEL-LEB MARKETING, INC.
            FOR THE ANNUAL MEETING OF SHAREHOLDERS -- JULY 25, 2001

     The undersigned hereby appoints HAROLD MARKOWITZ, JAN S. MIRSKY and JORGE LAZARO, and each of them, as Proxies, each with full power of substitution and resubstitution, to represent and to vote, as designated below, all shares of Common Stock of Sel-Leb Marketing, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held at the Company's offices located at 495 River Street, Paterson, New Jersey at 10:00 a.m. (local time) on July 25, 2001, and at any adjournment or postponement thereof.

1.   Election of Directors

          [_]  FOR all nominees listed below           [_] WITHHOLD
               (except as marked to                        APPROVAL to vote
               the contrary below)                         for all nominees
                                                           listed below

          Harold Markowitz, Paul Sharp, Jan S. Mirsky, Jorge Lazaro, Jack Koegel, Stanley R. Goodman, Edward C. Ross and L. Douglas Bailey

          (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below)


2. Approval and adoption of an amendment to the Company's Certificate of Incorporation to effect a reverse stock split.

          [_] FOR                [_] AGAINST           [_] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

     If no direction is given, this proxy will be voted FOR the election of the nominees set forth in Proposal No. 1 and FOR Proposal No. 2


                       THE BOARD OF DIRECTORS RECOMMENDS A
               VOTE FOR THE ELECTION OF THE NOMINEES SET FORTH IN
                      PROPOSAL NO. 1 AND FOR PROPOSAL NO. 2

      TO BE VALID, THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

                                     [BACK]


                                                    Please sign  exactly as name
                                               appears at left.  When shares are
                                               held  by  joint   tenants,   both
                                               should  sign.   When  signing  as
                                               attorney,               executor,
                                               administrator,     trustee     or
                                               guardian,  please  give your full
                                               title as such. If a  corporation,
                                               please  sign  in  full  corporate
                                               name  by   president   or   other
                                               authorized    officer.    If    a
                                               partnership,   please   sign   in
                                               partnership  name  by  authorized
                                               person.





                                               Dated:
                                                     ---------------------------



                                               ---------------------------------
                                               Signature




                                               ---------------------------------
                                               Signature


                                               THIS PROXY IS SOLICITED ON BEHALF
                                               OF THE BOARD OF DIRECTORS.